EXHIBIT 10.9

                     E M P L O Y M E N T    A G R E E M E N T


         THIS AGREEMENT is made and entered into this 30th day of June, 1997 effective for the term provided herein, by and between CTI Industries Corporation., an Illinois corporation (the "Company") and Howard W. Schwan (hereinafter referred to as the "Executive").

         WHEREAS, the Executive is presently, and for some time has been, employed as an executive officer of the Company and has been instrumental in the operation and management of the Company;

         WHEREAS, the Company desires to be assured of the continued association and services of Executive and Executive desires to continue in the employment of the Company on the terms provided herein.

         NOW, THEREFORE, in consideration of the premises and of the terms, covenants and conditions hereinafter contained, the parties hereto agree as follows:

         1.       Employment, Duties and Authority.

                  1.1 The Company hereby employs  Executive and Executive hereby
         accepts  employment  by  the  Company  on  the  terms,   covenants  and
         conditions herein contained.

                  1.2 The Executive is hereby employed by the Company as President. The Executive shall have such duties, responsibilities and authority as the by-laws of the Company shall from time to time provide and as the Board of Directors of the Company shall from time to time prescribe in writing.

                  1.3 During the term of Executive's employment hereunder, and subject to the other provisions hereof, Executive shall devote his full energies, interest, abilities and productive time to the performance of his duties and responsibilities hereunder and will perform such duties and responsibilities faithfully and with reasonable care for the welfare of the Company. During the term of his employment hereunder, Executive shall not perform any services for compensation for any person, firm, partnership, company or corporation other than the Company without the express written consent of the Board of Directors of the Company.

         2.       Compensation and Benefits.

                  2.1      Basic Salary.

                           2.1.1 The Company  shall pay to Executive  during the
                  initial term of employment hereunder and each renewal term a basic salary at an annual rate to be determined by the Board of Directors of the Company but not less than the amount of $135,000. Such basic salary shall be paid by the Company to Executive each month, less amounts which the Company may be required to withhold from such payments by applicable federal, state or local laws or regulations.

                           2.1.2 If the  Executive  shall be absent from work on
                  account of personal injuries or sickness, he shall continue to receive the payments provided for in paragraph 2.1.1 hereof; provided, however, that any such payment may, at the Company's option, be reduced by the amount which the Executive may receive, for the period covered by any such payments, in disability payments (i) pursuant to any disability insurance which the Company, in its sole discretion, may maintain, or
                  (ii)   under   any   governmental   program   for   disability
                  compensation.

                           2.1.3 The  Company  agrees that the rate of the basic
                  salary of the Executive hereunder shall be reviewed annually by the Board of Directors or such committee of the Board of Directors designated by it to review such matters and that the rate of the basic salary shall be determined and adjusted for each year during the term of Executive's employment hereunder by the Board of Directors or such committee commensurate with
                  (i) the performance of Executive, (ii) the net income of the Company during the preceding fiscal year and as projected for the fiscal year for which the basic salary determination is made, (iii) comparable rates of compensation for executives and (iv) such other factors as the Board of Directors or such committee may deem relevant to the determination.

         2.2      Benefits; Expense Reimbursement.

                           2.2.1 The  Executive  shall be entitled to, and shall
                  receive, all other benefits of employment available to other executives of the Company generally, including, without limitation, participation in any hospital, surgical, medical or other group health plans or accident benefits, life insurance benefits, pension or profit-sharing plans, bonus plans or vacation plans as shall be instituted by the Company, in its sole discretion.

                           2.2.2 During the term hereof, the Company shall reimburse Executive for all reasonable and necessary expenses incurred by Executive in the performance of his duties hereunder, including without limitation, travel, meals, lodging, office supplies or equipment subject to such reasonable limitations, restrictions and reporting standards as the Board of Directors of the Company may from time to time establish. Executive shall provide to the Company promptly after incurring any such expenses a detailed report thereof and such information relating thereto as the Company shall from time to time require. Such information shall be sufficient to support the deductibility of all such expenses by the Company for federal income tax purposes.

                           2.2.3 The Company shall provide to Executive the use of an automobile.

         3.       Term.

         The employment of Executive hereunder shall be for a term commencing on January 1, 1997 and expiring on June 30, 2002. Upon the expiration of the initial term or any renewal term of Executive's employment hereunder, the term of such employment automatically shall be renewed for an additional term of one year commencing on July 1 and expiring on the succeeding June 30 unless Executive or the Company shall give notice of the termination of Executive's employment and this Agreement by written notice to the other more than 120 days prior to the date of expiration of the initial or any renewal term. In the event that such notice of termination shall be given timely, this Agreement shall terminate on the date of expiration of such initial or renewal term.

         4.       Termination.

                  4.1 The Company shall be entitled to terminate this Agreement prior to the expiration of its term or any renewal term on the occurrence of either:

                           4.1.1 an event of default with respect to Executive as provided herein, or

                           4.1.2 the permanent mental or physical  disability of
                  Executive as provided herein occurring during the term or any renewal term of Executive's employment hereunder.

                  4.2 For purposes of this Agreement, an event of default with respect to Executive shall include:

                           4.2.1 Any failure by Executive to perform his duties,
                  responsibilities or obligations hereunder in a faithful and diligent manner or with reasonable care and (if such failure can be cured) the failure by Executive to cure such failure within 10 days after written notice thereof shall have been given to Executive by the Company; or

                           4.2.2 Commission by Executive of any material act of dishonesty as an employee of the Company or of disloyalty to the Company, or any wrongful or unauthorized appropriation, taking or misuse of funds, property or business opportunities of the Company.

                  4.3 Permanent mental or physical disability of Executive shall be deemed to have occurred hereunder when Executive shall have failed or been unable to perform his duties hereunder on a full-time basis for an aggregate of 180 days in any one period of 210 consecutive days and with a certification from a licensed physician in the State of Missouri that Executive is permanently disabled from performing his duties hereunder.

                  4.4 Executive shall be entitled to terminate his employment with the Company under this Agreement prior to the expiration of its term upon the occurrence of an event of default with respect to the Company.

                  4.5 For purposes of this Agreement an event of default with respect to the Company shall include:

                           4.5.1 Any  failure  by the  Company  to  perform  its
                  obligations to Executive under this Agreement and (if such failure can be cured) the failure by the Company to cure such failure within 10 days after written notice thereof shall have been given to the Company by Executive;

                           4.5.2    The Company shall:

                                    (a) admit in writing  its  inability  to pay
                           its debts generally as they become due,

                                    (b) file a  petition  for  relief  under any
                           chapter of Title 11 of the United States Code or a petition to take advantage of any insolvency under the laws of the United States of America or any state thereof,

                                    (c) make an  assignment  for the  benefit of
                           its creditors,

                                    (d) consent to the appointment of a receiver
                           of itself or of the whole or any substantial part of its property,

                                    (e)  suffer the entry of an order for relief
                           under any chapter of Title 11 of the United Sates Code, or

                                    (f)  file  a  petition  or  answer   seeking
                           reorganization under the Federal Bankruptcy Laws or any other applicable law or statute of the United States of America or any state thereof.

                  4.6 In the event of termination of this Agreement and Executive's employment hereunder by the Company pursuant to paragraph
         4.1 hereof, all rights and obligations of the Company and Executive hereunder shall terminate on the date of such termination, subject to the following:

                           4.6.1 Executive shall be entitled to receive (subject
                  to any rights of set off or counterclaim by the Company) all salary, additional compensation and benefits, which shall have accrued prior to the date of such termination and the obligation of the Company for the payment of salary, additional compensation or benefits shall terminate as at the date of such termination;

                           4.6.2 All rights of the  Company or  Executive  which
                  shall have accrued hereunder prior to the date of such termination, and all provisions of this Agreement provided herein to survive termination of employment of Executive hereunder, shall survive such termination and the Company and Executive shall continue to be bound by such provisions in accordance with the terms thereof;

                  4.7 In the event of termination of the Agreement by Executive in accordance with paragraph 4.4 hereof, all rights and obligations of the Company and Executive hereunder shall terminate on the date of such termination, subject to the following:

                           4.7.1 Executive shall be entitled to receive all salary, additional compensation and benefits which shall have accrued prior to the date of such termination and the Company's obligation for the payment of salary, additional compensation and benefits shall terminate as of the date of such termination;

                           4.7.2 All rights of the  Company or  Executive  which
                  shall have accrued hereunder prior to the date of such termination and the obligations of Executive pursuant to paragraphs 5, 6 and 7 provided herein to survive termination of employment of Executive hereunder shall survive such termination and the Executive shall continue to be bound by such provisions in accordance with their terms.

                  4.8 This Agreement and all rights and obligations of the parties hereunder shall terminate immediately upon the death of Executive except that the Company shall pay to the heirs, legatees or personal representative of Executive (i) all compensation or benefits hereunder accrued but not paid to the date of Executive's death and
         (ii) an amount equal to the total compensation which would have been payable to Executive hereunder, but for his death, for a period of six months from the date of his death.

         5.       Confidential Information.

                  5.1 "Confidential Information" means information disclosed by the Company to Executive, or developed or obtained by Executive during his employment by the Company, either before the date or during the term of this Agreement, or during the Consultation Period, provided that such information is not generally known in the business and industry in which the Company is or may subsequently become engaged, relating to or concerning the business, projects, products, processes, formulas, know-how, techniques, designs or methods of the Company, whether relating to research, development, manufacture, purchasing, accounting, engineering, marketing, merchandising, selling or otherwise. Without limitation, Confidential Information shall include all know-how, technical information, inventions, ideas, concepts, processes and designs relating to products of the Company, whether now existing or hereafter developed, and all prices, customer or distributor names, customer or distributor lists, marketing and other relationships, whether contractual or not, between the Company, its suppliers, customers, distributors, employees, agents, consultants and independent contractors but shall exclude the names of customers or distributors known to Executive prior to the effective date hereof.

                  5.2 Executive agrees that, during the term hereof or while Executive shall receive compensation hereunder and after termination of his employment with the Company for so long as the Confidential Information shall not be generally known or generally disclosed (except by Executive or by means of wrongful use or disclosure), Executive shall not use any Confidential Information, except on behalf of the Company, or disclose any Confidential Information to any person, firm, partnership, company, corporation or other entity, except as authorized by the President or the Board of Directors of the Company.

         6.       Inventions.

                  6.1 "Inventions" shall mean discoveries, concepts, ideas, designs, methods, formulas, know-how, techniques or any improvements thereon, whether patentable or not, made, conceived or developed, in whole or in part, by Executive.

                  6.2 Executive covenants and agrees to communicate and fully disclose to the Board of Directors of the Company any and all Inventions made or conceived by him during the term hereof or while receiving any compensation or payment from the Company and further agrees that any and all such Inventions which he may conceive or make, during the term hereof or while receiving any compensation or payments from the Company, shall be at all times and for all purposes regarded as acquired and held by him in a fiduciary capacity and solely for the benefit of the Company and shall be the sole and exclusive property of the Company. The provisions of this subparagraph shall not apply to an invention for which no equipment, supplies, facilities or trade secret information of the Company was used and which was developed entirely on the Executive's own time, unless (a) the invention relates (i) to the business of the Company, or (ii) to the Company's actual or demonstrably anticipated research or development, or (b) the invention relates from any work performed by Executive for the Company.

                  6.3  Executive  also  covenants and agrees that he will assist the Company in every proper way upon request to obtain for its benefit patents for any and all inventions referred to in paragraph 6.2 hereof in any and all countries. All such patents and patent applications are to be, and remain, the exclusive property of the Company for the full term thereof and to that end, the Executive covenants and agrees that he will, whenever so requested by the Company or its duly authorized agent, make, execute and deliver to the Company, its successors, assigns or nominees, without charge to the Company, any all applications, applications for divisions, renewals, reissues, specifications, oaths, assignments and all other instruments which the Company shall deem necessary or appropriate in order to apply for and obtain patents of the United States or foreign countries for any and all Inventions referred to in paragraph 6.2 hereof or in order to assign and convey to the Company, its successors, assigns or nominees, the sole and exclusive right, title and interest in and to such Inventions, applications or patents. Executive likewise covenants and agrees that his obligations to execute any such instruments or papers shall continue after the expiration or termination of this Agreement with respect to any and all such Inventions, and such obligations shall be binding upon his heirs, executors, assigns, administrators or other legal representatives.

         7.       Writings and Working Papers.

         Executive covenants and agrees that any and all books, textbooks, letters, pamphlets, drafts, memoranda or other writings of any kind written by him for or on behalf of the Company or in the performance of Executive's duties hereunder, Confidential Information referred to in paragraph 7.1 hereof and all notes, records and drawings made or kept by him of work performed in connection with his employment by the Company shall be and are the sole and exclusive property of the Company and the Company shall be entitled to any and all copyrights thereon or other rights relating thereto. Executive agrees to execute any and all documents or papers of any nature which the Company or its successors, assigns or nominees deem necessary or appropriate to acquire, enhance, protect, perfect, assign, sell or transfer its rights under this paragraph. Executive also agrees that upon request he will place all such notes, records and drawings in the Company's possession and will not take with him without the written consent of a duly authorized officer of the Company any notes, records, drawings, blueprints or other reproductions relating or pertaining to or connected with his employment of the business, books, textbooks, pamphlets, documents work or investigations of the Company. The obligations of this paragraph shall survive the term of employment hereunder or the termination or expiration of the term or any renewal term hereof or the term or termination of the Consultation Period.

         8.       Covenant Not to Compete.

                  8.1      For purposes of this paragraph:

                           8.1.1 "Conflicting Organization" means any person, firm, company, partnership, business, corporation or other entity engaged in, or intending to engage in, research, development, production, marketing or selling a Conflicting Product.

                           8.1.2   "Conflicting   Product"  means  any  product,
                  process, service or design which competes with, or is reasonably interchangeable as a substitute for, any product, process, service or design developed, planned, under development, produced marketed or sold by the Company or any Affiliate during the term of the covenant in this paragraph 8. Without limitation, Conflicting Product includes any balloon product, including without limitation, latex or mylar balloon product and any printed or laminated film product.

                           8.1.3 "Territory" means the geographic area within which the Company or any Affiliate or any distributor or representative of the Company or any Affiliate is actively engaged in the sale of, or efforts to sell, the products of the Company or any Affiliate at any time during the term of this Agreement.

                           8.1.4 "Affiliate" shall mean any corporation of which
                  the Company, or any Affiliate, shall own majority of the capital stock.

                  8.2      Executive acknowledges and agrees as follows:

                           8.2.1 That the Company and its Affiliates have developed, and are developing and establishing, a valuable and extensive trade in its services and products, including without limitation, latex and mylar balloons and printed and laminated films and that they have developed, and are developing, operations and distributors to sell such products and services throughout the United States and in foreign countries.

                           8.2.2 That the Company and its Affiliates have developed, and are developing, at great expense, technical information concerning their products and methods of marketing and sale which are kept and protected as Confidential Information and trade secrets and are of great value to the Company and its Affiliates.

                           8.2.3 That,  during the course of his employment with
                  the Company or an Affiliate and during the term of this Agreement, Executive has participated, and will participate, in such matters and has acquired and will acquire, possession of Confidential Information, and that Executive has had significant responsibility for the development activities of the Company and the development of unique products, methods and techniques of the Company and its Affiliates.

                           8.2.4 That,  for  Executive  to utilize  Confidential
                  Information of the Company and its Affiliates, or unique skills, techniques or information developed by him while an employee of the Company or its Affiliates or during the term of this Agreement for a Conflicting Organization within the area or time provided herein would result in material and irreparable injury to the Company.

                           8.2.5 That the area and conduct covered by the restrictive covenant in this paragraph includes only a percentage of the total number of organizations and individuals who are customers or distributors or potential customer or distributors for products, processes or services with respect to which Executive has knowledge or expertise, that Executive would be able to utilize his knowledge, experience and expertise for an employer while fully complying with the terms of this paragraph and that the terms and conditions of this paragraph are reasonable and necessary for the protection of the Company's business and assets.

                  8.3 Executive agrees that, during the term of this Agreement, during the term of the Consultation Period, for so long as Executive shall be receiving compensation hereunder, and for a period of 36 months from and after the date of termination of this Agreement (other than by Executive pursuant to paragraph 4.4 hereof), he will not, anywhere within the Territory, directly or indirectly, whether as an employee, agent, officer, consultant, partner, owner, shareholder or otherwise:

                           8.3.1 solicit for the sale of, or  participate  with,
                  provide services to, or be employed by any person, company, partnership, business or corporation which shall solicit for the sale of, any Conflicting Product by a Conflicting Organization;

                           8.3.2 engage or participate  in,  purchase or own any
                  stock or other equity interest in, be employed by, or provide services or assistance to, any Conflicting Organization;

         9.       Specific Enforcement.

         Executive is obligated under this Agreement to render service of a special, unique, unusual, extraordinary and intellectual character, thereby giving this Agreement peculiar value so that the loss of such service or violation by Executive of this Agreement could not reasonably or adequately be compensated in damages in an action at law. Therefore, in addition to other remedies provided by law, the Company shall have the right during the term or any renewal term of this Agreement (or thereafter with respect o obligations continuing after the expiration or termination of this Agreement) to compel specific performance hereof by Executive or to obtain injunctive relief against violations hereof by Executive, and if the Company prevails in any proceeding therefor, it will also be entitled to recover all costs and expenses incurred by the Company in connection therewith, including attorneys' fees.

         10.      Assignment.

         The rights and duties of a party hereunder shall not be assignable by that party, except that the Company may assign this Agreement and all rights and obligations hereunder to, and may require the assumption thereof by, any corporation or any other business entity which succeeds to all or substantially all the business of the Company through merger, consolidation or corporate reorganization or by acquisition of all or substantially all of the assets of the Company.

         11.      Binding Effect.

         This Agreement shall be binding upon the parties hereto and their respective successors in interest, heirs and personal representatives and, to the extent permitted herein, the assigns of the Company.

         12.      Severability.

         If any provision of this Agreement or any part hereof or application hereof to any person or circumstance shall be finally determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the remainder of such provision or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall not be affected thereby and each provision of this Agreement shall remain in full force and effect to the fullest extent permitted by law. The parties also agree that, if any portion of this Agreement, or any part hereof or application hereof, to any person or circumstance shall be finally determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, any court may so modify the objectionable provision so as to make it valid, reasonable and enforceable.

         13.      Notices.

         All notices, or other communications required or permitted to be given hereunder shall be in writing and shall be delivered personally or mailed, certified mail, return receipt requested, postage prepaid, to the parties as follows:

         If to the Company:                          Stephen M. Merrick
                                                     CTI Industries Corporation
                                                     22160 N. Pepper Road
                                                     Barrington, Illinois 60010


         If to Executive:                            Howard W. Schwan

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Any notice mailed in accordance with the terms hereof shall be deemed received on the third day following the date of mailing. Either party may change the address to which notices to such party may be given hereunder by serving a proper notice of such change of address to the other party.

         14.      Entire Agreement.

         This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior written or oral negotiations, representations, agreements, commitments, contracts or understandings with respect thereto and no modification, alteration or amendment to this Agreement may be made unless the same shall be in writing and signed by both of the parties hereto.

         15.      Waivers.

         No failure by either party to exercise any of such party's rights hereunder or to insist upon strict compliance with respect to any obligation hereunder, and no custom or practice of the parties at variance with the terms hereof, shall constitute a waiver by either party to demand exact compliance with the terms hereof. Waiver by either party of any particular default by the other party shall not affect or impair such party's rights in respect to any subsequent default of the same or a different nature, nor shall any delay or omission of either party to exercise any rights arising from any default by the other party affect or impair such party's rights as to such default or any subsequent default.

         16.      Governing Law; Jurisdiction.

                  16.1 For purposes of construction, interpretation and enforcement, this Agreement shall be deemed to have been entered into under the laws of the State of Missouri and its validity, effect, performance, interpretation, construction and enforcement shall be governed by and subject to the laws of the State of Illinois.

                  16.2 Any and all suits for any and every breach of this Agreement may be instituted and maintained in any court of competent jurisdiction in the State of Illinois and the parties hereto consent to the jurisdiction and venue in such court and the service of process by certified mail to the addresses for the parties provided for notices herein.




         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                                     CTI INDUSTRIES CORPORATION



                                                     By:/s/ Stephen M. Merrick
                                                          ---------------------
                                                            Authorized Officer
Attest:


------------------------------
Secretary

                                                     EXECUTIVE:


                                                     /s/ Howard W. Schwan
                                                         ------------------
                                                     Howard W. Schwan